Events after the Reporting Period	12 Months Ended
Dec. 31, 2020
Events after the Reporting Period
Events after the Reporting Period

30. Events after the Reporting Period

Transaction announced on April 13, 2021

On April 13, 2021, the Group and UHI announced a definitive transaction agreement in which the Group’s content and media assets will be combined with UHI to create the largest Spanish-language media company in the world.

The Group will continue to participate in UHI’s growth potential by remaining the largest shareholder in UHI, with an equity stake of approximately 45% following the transaction.  The Group will also retain ownership of its Cable, Sky and Other Businesses segments, as well as the main real estate associated with the production facilities, the broadcasting concessions  and transmission infrastructure in Mexico.

The Group will contribute the assets specified in the Transaction Agreement including, subject to certain exceptions,  its Content business included in its Content business segment to UHI for U.S.$4.5 billion, in a combination of cash (U.S.$3.0 billion) and (U.S.$1.5 billion) of common and preferred shares of UHI.

In connection with the transaction, UHI will receive all assets, IP and library related to the News division of the Group’s Content business, but will outsource production of news content for Mexico to a company owned by the Azcárraga family.

The Boards of Directors of the Company and UHI have approved the combination. The transaction is expected to close in 2021, subject to customary closing conditions, including receipt of regulatory approvals in the United States,  Mexico, and Colombia, among others, and approval of the Company’s shareholders.

As a result of the transaction, the Group expects that its cash and cash equivalents will increase by U.S.$3,000 million, and its investment in common and preferred shares of UHI will increase by U.S.$1,500 million, when the transaction is completed. The Group expects to recognize a net gain on disposition of discontinued operations in its consolidated statement of income in connection with the disposition of its Content business segment and the related assets specified in the Transaction Agreement, Additionally, after the transaction is completed, the Group expects increases in its consolidated share of income in associates derived from a larger ownership in UHI and in consolidated finance income derived from the returns from its investments in preferred shares issued by UHI to the Group in the transaction. These expected effects will be partially offset in the Group’s consolidated statement of income by a reduction in its consolidated operating income resulting primarily from the disposal of its Content business segment. The Group will continue to consolidate the results of its Content business segment until the Group ceases to have control of this business segment, in accordance with the terms of the Transaction Agreement.

Company´s stockholder approvals

On April 28, 2021, the Company’s stockholders approved, among other resolutions, (i) the audited consolidated financial statements of the Company as of December 31, 2020, and for the year ended on that date; (ii) the payment of a dividend of Ps.0.35 per CPO and Ps.0.002991452991 per share of Series “A,” “B,” ”D,” and “L” Shares, not in the form of a CPO, which will be paid in May 2021; and (iii) the cancellation in May 2021 of 5,173.2 million shares of the Company’s capital stock in the form of 44.2 million CPOs, which were repurchased by the Company in 2019 and 2020.